J.P. Morgan Series Trust II
Supplement dated September 8, 1998 to the Statement of Additional Information dated April 30, 1998

References to Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index is replaced with MSCI All Country World ex-U.S. Free Index.

The last sentence of the seventh paragraph under "Performance and Yield Information" is replaced with the following:

         The MSCI All Country World ex-U.S. Free Index, which is an unmanaged index that measures developed and emerging foreign stock market performance and reflects actual opportunities for non-domestic investors by taking into account local market restrictions on share ownership by foreigners, is the new benchmark for the J.P. Morgan International Opportunities Portfolio.